================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                            APPLIED INNOVATION INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                            APPLIED INNOVATION INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD

                                 APRIL 22, 2004

                                       AND

                                 PROXY STATEMENT

================================================================================

                                    IMPORTANT

  PLEASE MARK, SIGN AND DATE YOUR PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED
                                   ENVELOPE.

                             APPLIED INNOVATION INC.
                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 22, 2004

                                                                  March 19, 2004

To the Stockholders of Applied Innovation Inc.:

         NOTICE is hereby given that the Annual Meeting of Stockholders of Applied Innovation Inc., a Delaware corporation (the "Company"), will be held at the Company's offices located at 5800 Innovation Drive, Dublin, Ohio 43016, on Thursday, the 22nd day of April, 2004, at 9:00 a.m., local time, for the following purposes:

         1. To elect two Class II directors, each for a three-year term expiring at the Annual Meeting of Stockholders in 2007.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Owners of common stock of the Company of record at the close of business on March 5, 2004, will be entitled to vote at the meeting.

         Whether or not you plan to attend the meeting, please date, sign and mail the enclosed proxy in the envelope provided.

         A copy of the Annual Report of the Company for the year ended December 31, 2003, is enclosed herewith. Thank you for your cooperation and support.

                                     By Order of the Board of Directors

                                     Gerard B. Moersdorf, Jr.
                                     Chairman, President and
                                     Chief Executive Officer

                             APPLIED INNOVATION INC.
                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000

                                                                  March 19, 2004

                                 PROXY STATEMENT
                                       FOR
                       2004 ANNUAL MEETING OF STOCKHOLDERS

                                  INTRODUCTION

         This Proxy Statement is furnished to the stockholders of Applied Innovation Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's offices located at 5800 Innovation Drive, Dublin, Ohio 43016, on April 22, 2004, at 9:00 a.m., local time, and at any adjournment thereof. The Proxy Statement and the enclosed proxy are being mailed to the stockholders on or about the date set forth above.

         All shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with each stockholder's directions specified on the proxy or, in the absence of specific instructions to the contrary, will be voted in accordance with the Board of Director's unanimous recommendations, which are FOR the election of Thomas W. Huseby and Curtis A. Loveland as Class II Directors of the Company and, at the discretion of the persons acting under the proxy, to transact such other business as may properly come before the meeting or any adjournment thereof. A proxy may be revoked, without affecting any vote previously taken, by written notice mailed to the Company (attention Gerard B. Moersdorf, Jr., Chairman, President and Chief Executive Officer) or delivered in person at the meeting, by filing a duly executed, later dated proxy, or by attending the meeting and voting in person. Proxies marked as abstaining will be treated as present for purposes of determining a quorum at the Annual Meeting, but will not be counted as voting on the item for which the abstention is noted. Proxies returned by brokers on behalf of shares held in street name will not be treated as present for purposes of determining a quorum for the Annual Meeting unless they are voted by the broker on at least one matter on the agenda. Such non-voted shares will not be counted as voting on any matter as to which a non-vote is indicated on the broker's proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING RIGHTS

         Only stockholders of record at the close of business on March 5, 2004, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Each stockholder is entitled to one vote for each share held. At March 5, 2004, the Company had outstanding 15,062,775 shares of common stock, $.01 par value. There are no cumulative voting rights in the election of directors.

OWNERSHIP OF COMMON STOCK BY PRINCIPAL STOCKHOLDERS

         The following table sets forth information as of January 30, 2004 (except as noted below), relating to the beneficial ownership of common stock by each person known by the Company to own beneficially more than 5% of the outstanding shares of common stock.

              NAME OF                      NUMBER OF SHARES       PERCENTAGE
         BENEFICIAL OWNER(1)             BENEFICIALLY OWNED(2)    OF CLASS(3)
-------------------------------------    ---------------------    -----------
Gerard B. Moersdorf, Jr.                     5,942,129(4)            39.4%
Linda S. Moersdorf                           2,122,779(5)            14.1%
FMR Corp.                                    1,332,034(6)             8.9%
Systematic Financial Management, L.P.        1,073,075(7)             7.1%

-----------------------------

(1) The address of Gerard B. Moersdorf, Jr. is c/o Applied Innovation Inc., 5800 Innovation Drive, Dublin, Ohio 43016. The address of Linda S. Moersdorf is 7091 Oakstream Court, Worthington, Ohio 43235. The address for FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109. The address for Systematic Financial Management, L.P. is 300 Frank W. Burr Blvd., Glenpointe East, 7th Floor, Teaneck, New Jersey 07666.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities.

(3) "Percentage of Class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on January 30, 2004, plus the number of shares such person has the right to acquire within 60 days of January 30, 2004.

(4) Includes 1,062 shares held in Mr. Moersdorf, Jr.'s IRA and 30,000 shares which may be purchased under stock options exercisable within 60 days of January 30, 2004. Under the rules of the Securities and Exchange Commission, Mr. Moersdorf, Jr. is also deemed to beneficially own 2,121,716 shares held directly by his former spouse, Linda S. Moersdorf, and 1,063 shares held by Linda S. Moersdorf in her IRA because he has been granted an irrevocable proxy to vote such shares. Mr. Moersdorf, Jr. disclaims ownership of these shares in which he has no pecuniary interest. Mr. Moersdorf, Jr. is also deemed to beneficially own 185,100 shares held by a Voting Trust for the benefit of Mr. Moersdorf, Jr.'s minor children because he has been granted the right to vote such shares as Trustee of the Voting Trust.

(5) Based on information contained in a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2004, and Ms. Moersdorf's Section 16(a) reports under the Securities Exchange Act of 1934, as amended.

(6) Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 17, 2004, by FMR Corp. ("FMR"), Edward C. Johnson 3d, Abigail P. Johnson, Fidelity Management & Research Company ("Fidelity") and Fidelity Low Priced Stock Fund ("Fidelity Fund"). Fidelity is a wholly owned subsidiary of FMR and, as an investment advisor, deemed to beneficially own 1,230,534 shares or approximately 8.2% of the Company's common stock as a result of acting as investment advisor to various investment companies including the Fidelity Fund, which is deemed to beneficially own 958,434 shares or approximately 6.4% of the Company's common stock. Fidelity Management Trust Company is also a wholly owned subsidiary of FMR and, as investment manager of certain institutional accounts, is deemed to beneficially own 101,500 shares or approximately 0.7% of the Company's common stock. Mr. Johnson and Ms. Johnson, along with other members of the Johnson family, through their ownership of Class B voting common stock of FMR and the execution of a shareholders' voting agreement, are deemed to be a controlling group under the Investment Company Act of 1940 with respect to FMR and, thus, both Mr. Johnson and Ms. Johnson are deemed to beneficially own 1,332,034 shares or 8.9% of the Company's common stock.

(7) Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2004.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth, as of January 30, 2004 (except as noted below), the beneficial ownership of the Company's common stock by each director, each of the Company's executive officers named in the Summary Compensation Table and by all directors and executive officers as a group.

                                          NUMBER OF SHARES      PERCENTAGE
      NAME OF BENEFICIAL OWNER          BENEFICIALLY OWNED(1)   OF CLASS(2)
------------------------------------    --------------------    -----------
Gerard B. Moersdorf, Jr.(3)                  5,942,129                 39.4%
Michael P. Keegan(4)                           103,310                    *
Matthew P. Bruening(5)                          30,000                    *
Eric W. Langille(6)                             41,338                    *
John F. Petro(7)                                11,000                    *
Michael J. Endres(8)                            86,200                    *
Thomas W. Huseby(9)                             48,000                    *
William H. Largent(10)                          37,000                    *
Curtis A. Loveland(11)                          72,600                    *
Richard W. Oliver(9)                            47,000                    *
John D. Riedel(12)                               2,250                    *
Alexander B. Trevor(13)                         56,000                    *
All directors and executive
  officers as a group (14 persons)(14)       6,511,370                 41.8%

-------------------------

(1) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or as to which he has the right to acquire the beneficial ownership within 60 days of January 30, 2004. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of that person's household.

(2) "Percentage of Class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on January 30, 2004, plus the number of shares such person has the right to acquire within 60 days of January 30, 2004. An "*" indicates less than 1%.

(3) Includes 1,062 shares held in Mr. Moersdorf, Jr.'s IRA and 30,000 shares which may be purchased under stock options exercisable within 60 days of January 30, 2004. Under the rules of the Securities and Exchange Commission, Mr. Moersdorf, Jr. is also deemed to beneficially own 2,121,716 shares held directly by his former spouse, Linda S. Moersdorf, and 1,063 shares held by Linda S. Moersdorf in her IRA because he has been granted an irrevocable proxy to vote such shares. Mr. Moersdorf, Jr. disclaims ownership of these shares in which he has no pecuniary interest. Mr. Moersdorf, Jr. is also deemed to beneficially own 185,100 shares held by a Voting Trust for the benefit of Mr. Moersdorf, Jr.'s minor children because he has been granted the right to vote such shares as Trustee of the Voting Trust.

(4) Includes 99,000 shares which may be purchased under stock options exercisable within 60 days of January 30, 2004.

(5) Includes 30,000 shares which may be purchased under stock options exercisable within 60 days of January 30, 2004.

(6) Includes 39,600 shares which may be purchased under stock options exercisable within 60 days of January 30, 2004.

(7) Includes 11,000 shares which may be purchased under stock options exercisable within 60 days of January 30, 2004.

(8) Includes 27,000 shares which may be purchased under stock options exercisable within 60 days of January 30, 2004.

(9) Includes 45,000 shares which may be purchased under stock options exercisable within 60 days of January 30, 2004.

(10) Includes 36,000 shares which may be purchased under stock options exercisable within 60 days of January 30, 2004.

(11) Includes 54,000 shares which may be purchased under stock options exercisable within 60 days of January 30, 2004 and 600 shares held in Mr. Loveland's IRA.

(12) Includes 2,250 shares which may be purchased under stock options exercisable within 60 days of January 30, 2004.

(13) Includes 54,000 shares which may be purchased under stock options exercisable within 60 days of January 30, 2004.

(14) Includes 500,850 shares which may be purchased under stock options exercisable within 60 days of January 30, 2004. Also includes shares beneficially owned by Thomas R. Kuchler, Vice President of Marketing, and Andrew J. Dosch, Vice President, Chief Financial Officer and Treasurer.

                              ELECTION OF DIRECTORS

         The Board of Directors has designated Thomas W. Huseby and Curtis A. Loveland for election as Class II Directors of the Company, each to serve for a term of three years and until their successors are duly elected and qualified. The shares represented by the enclosed proxy, if returned duly executed and unless instructions to the contrary are indicated thereon, will be voted FOR the nominees. If for any reason a nominee should not be a candidate for election at the time of the meeting, the proxies may be voted for a substitute nominee in the discretion of those named as proxies. The Board of Directors has no reason to believe that any nominee will be unavailable. The election of each nominee requires the favorable vote of a plurality of all votes cast by the holders of common stock. Abstentions and broker non-votes are not counted in the election of directors and thus have no effect.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR CLASS II DIRECTOR.

         The following table sets forth (i) the nominees for election as Class II Directors of the Company and (ii) the Class III and Class I Directors of the Company whose terms in office will continue. Each director has held the occupation indicated for more than the past five years unless otherwise indicated.

                   NOMINEES - TERMS TO EXPIRE 2007 (CLASS II)

                                   DIRECTOR
     NAME AND AGE              CONTINUOUSLY SINCE                     PRINCIPAL OCCUPATION
----------------------------   ------------------   ---------------------------------------------------
Thomas W. Huseby, 65                 1996           Retired as a director of AT&T Network Systems,
                                                    now Lucent Technologies. His experience includes a
                                                    wide range of manufacturing, development and research
                                                    activities.

Curtis A. Loveland, 57               1991           Partner, Porter, Wright, Morris & Arthur LLP, Attorneys
                                                    at Law, since 1979 and Secretary of the Company since
                                                    April 1992. Mr. Loveland is also a director of Rocky
                                                    Shoes & Boots, Inc., which has a class of equity
                                                    securities registered pursuant to the Securities
                                                    Exchange Act of 1934.

             CONTINUING DIRECTORS - TERMS TO EXPIRE 2005 (CLASS III)

                                    DIRECTOR
       NAME AND AGE            CONTINUOUSLY SINCE               PRINCIPAL OCCUPATION
----------------------------   ------------------   ---------------------------------------------------
Gerard B. Moersdorf, Jr., 51         1986           Chairman of the Board of the Company since 1986.
                                                    Mr. Moersdorf, Jr. resumed the offices of President
                                                    and Chief Executive Officer on August 14, 2002. Mr.
                                                    Moersdorf, Jr. had served as the Company's
                                                    President, Chief Executive Officer and Treasurer
                                                    from 1986 to 2000.

John D. Riedel, 44                   2003           Vice President, Business Development/M&A of Juniper
                                                    Networks, Inc., Sunnyvale, California, a provider of
                                                    network infrastructure solutions, since October
                                                    2000. Prior to joining Juniper Networks, Mr. Riedel
                                                    was Vice President, Global Platform Engineering from
                                                    February 2000 to October 2000 and Vice President,
                                                    Global Dial Access Networks from August 1998 to
                                                    February 2000 at UUNET, a WorldCom company.

Alexander B. Trevor, 58              1997           President of Nuvocom Inc., Columbus, Ohio, a
                                                    computer technology consulting company, since 1996.
                                                    Previously, Mr. Trevor was Executive Vice President
                                                    and Chief Technology Officer of CompuServe
                                                    Corporation from 1983 to 1996.  Prior to 1983, Mr.
                                                    Trevor was employed in various other positions at
                                                    CompuServe Corporation, including Vice President of
                                                    Computer Technology and Executive Vice President of
                                                    Network Services.

              CONTINUING DIRECTORS - TERMS TO EXPIRE 2006 (CLASS I)

                             DIRECTOR
     NAME AND AGE        CONTINUOUSLY SINCE                   PRINCIPAL OCCUPATION
----------------------   ------------------    ----------------------------------------------------------------
Michael J. Endres, 56          2001            Principal of Stonehenge Financial Holdings, Inc., an investment management and merchant banking firm, since 1999.  Mr. Endres was Chairman of Banc One Capital Partners, the merchant banking subsidiary of Banc One Corporation, from 1990 to 1999.  Mr.
                                               Endres joined Banc One Corporation when Banc One Corporation acquired Meuse, Rinker, Chapman, Endres & Brooks in 1990.  Mr.
                                               Endres is also a director of Worthington Industries, Inc. and
                                               Huntington Bancshares Incorporated, each of which has a class of equity securities registered pursuant to the Securities Exchange
                                               Act of 1934.

William H. Largent, 48         1999            Chief Operating Officer and Chief Financial Officer of Aelita
                                               Software Corporation, Dublin, Ohio, a company that develops software for Fortune 1000 companies to manage e-business
                                               network infrastructures, since March 2001.  From May 1999 to
                                               March 2001, Mr. Largent served as Chief Financial Officer and
                                               Treasurer of Plug Power Inc., Latham, New York, a designer and developer of on-site electricity generation systems.  Mr. Largent served as the Company's Senior Vice President of Operations and
                                               Chief Financial Officer from April 1997 to June 1999.  Prior to joining the Company, Mr. Largent served as the Executive Vice
                                               President and Chief Financial Officer of Metatec Corporation, an
                                               information services company engaged in optical disc
                                               manufacturing and distribution, software development and
                                               network services, from 1993 to 1997.

Richard W. Oliver, 57          1993            Chief Executive Officer of American Learning Solutions, an
                                               eLearning company Dr. Oliver formed in May 2000.  Prior to that,
                                               Dr. Oliver had been Professor of Management at the Owen
                                               Graduate School of Management, Vanderbilt University,
                                               Nashville, Tennessee, since September 1992.  From 1977 to
                                               September 1992, Dr. Oliver served in various marketing
                                               capacities, including Vice President, Business and Residential
                                               Services, Vice President, Corporate Marketing and special
                                               assistant to the Chairman and Chief Executive Officer, for
                                               Northern Telecom Ltd.  Dr. Oliver is a member of the Board of
                                               Directors of Symmetricom, Inc., a company which has a class of equity securities registered pursuant to the Securities Exchange
                                               Act of 1934.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

         The Board of Directors of the Company had a total of five meetings during 2003. No director attended fewer than 75% of the aggregate of the meetings of the Board of Directors and the meetings of any committees of the Board of Directors on which the director served.

         Upon consideration of the criteria and requirements regarding director independence set forth in the rules of the National Association of Securities Dealers, Inc. ("NASD"), the Board of Directors has determined that a majority of its members are independent. Specifically, the Board has determined that each of Messrs. Endres, Huseby, Largent, Loveland, Oliver, Riedel and Trevor meets the standards of independence established by NASD Rule 4200(a)(15).

         In 2003, the Board of Directors had an Audit Committee and a Stock Option and Compensation Committee (the "Compensation Committee").

         The members of the Audit Committee during 2003 were Richard W. Oliver, Chairman, Thomas W. Huseby and Curtis A. Loveland. In February 2004, the Board of Directors appointed Messrs. Largent, Endres and Huseby as the members of the Audit Committee, effective as of April 22, 2004. The Board of Directors has determined that each of Messrs. Largent, Endres and Huseby is independent as independence is defined in NASD Rule 4200(a)(15) and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, and that the Audit Committee composition will meet the requirements of NASD Rule 4350(d)(2) as of April 22, 2004. Mr. Largent will serve as Chairman of the Audit Committee as of April 22, 2004, and the Board of Directors has determined that he meets the requirements of a "financial expert" as set forth in Section 401(h) of Regulation S-K promulgated by the SEC.

         The Audit Committee oversees and monitors management's and the independent outside auditors' participation in the accounting and financial reporting processes and the audits of the financial statements of the Company. The Audit Committee has the responsibility to appoint, compensate, retain and oversee the work of the outside independent auditors and to consult with the independent auditors and the appropriate officers of the Company on matters relating to outside auditor independence, corporate financial reporting, accounting procedures and policies, adequacy of financial accounting and operating controls, and the scope of audits. The Audit Committee is governed by an Audit Committee Charter, which was adopted on April 27, 2000, and which was amended and restated on February 5, 2004, to be effective April 22, 2004 (as amended and restated, the "Audit Committee Charter"). A copy of the Audit Committee Charter is attached hereto as Appendix A. The Audit Committee met seven times during 2003. For further information on the Audit Committee, see "Board Audit Committee Report" on page 18.

         The members of the Compensation Committee during 2003 were Alexander B. Trevor, Chairman, Michael J. Endres and Richard W. Oliver. In February 2004, the Board of Directors appointed Messrs. Trevor, Oliver and Riedel as the members of the Compensation Committee, effective April 22, 2004. The Board of Directors has determined that each of Messrs. Trevor, Oliver and Riedel is independent as independence is defined in NASD Rule 4200(a)(15). Mr. Trevor will continue to serve as Chairman of the Compensation Committee as of April 22, 2004. In addition, the name of the committee was changed from the Stock Option and Compensation Committee to the Compensation Committee.

         The Compensation Committee has the authority and responsibility to determine and administer the Company's compensation policies, to establish the salaries and bonus award formulas of executive officers and to grant awards under the Company's 2001 Stock Incentive Plan and the Company's Amended and Restated 1996 Stock Option Plan. The Compensation Committee met one time during 2003. All Compensation Committee members were in attendance at the meeting. For further information on the Compensation Committee, see "Board Compensation Committee Report on Executive Compensation" on pages 15-16.

         Due to the limited size of, and lack of turnover in, the Company's Board of Directors, the Board of Directors historically determined that it was not necessary to establish a nominating committee. In February 2004, the Board of Directors formed a Nominating and Corporate Governance Committee, effective April 22, 2004. The members of the Nominating and Corporate Governance Committee will be Messrs. Endres, Largent and Loveland. Mr. Endres will serve as Chairman of the Nominating and Corporate Governance Committee. The Board of Directors has determined each of Messrs. Endres, Largent and Loveland is independent as independence is defined in NASD Rule 4200(a)(15). The Nominating and Corporate Governance Committee Charter was adopted by the Company's Board of Directors in February 2004 to be effective April 22, 2004, and will be posted on the Company's website at www.AppliedInnovation.com by April 22, 2004, the effective date of the Nominating and Corporate Governance Committee's formation.

         The Nominating and Corporate Governance Committee will oversee the director nomination process. The Nominating and Corporate Governance Committee will have the responsibility to identify and recommend individuals qualified to become directors. When considering potential candidates, the Nominating and Corporate Governance Committee will review the candidate's character, judgment, skills, integrity and experience in the context of the needs of the Board of Directors. Upon its formation, the Nominating and Corporate Governance Committee will consider the recommendations of stockholders regarding potential director candidates. In order for stockholder recommendations regarding possible director candidates to be considered by the Nominating and Corporate Governance
Committee:

         - such recommendations must be provided to the Nominating and Corporate Governance Committee c/o Applied Innovation Inc., 5800 Innovation Drive, Dublin, Ohio 43016, in writing at least 120 days prior to the date of the next scheduled annual meeting;

         - the nominating stockholder must meet the eligibility requirements to submit a valid stockholder proposal under Rule 14a-8 of the Securities Exchange Act of 1934, as amended; and

         - the stockholder must describe the qualifications, attributes, skills or other qualities of the recommended director candidate.

The Nominating and Corporate Governance Committee also will have the responsibility to develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company and to formulate, administer and oversee the Company's Code of Business Conduct and Ethics.

         The Company's Board of Directors welcomes communications from stockholders. Stockholders may send communications to the Board of Directors, or to any Director in particular, c/o Applied Innovation Inc., 5800 Innovation Drive, Dublin, Ohio 43016. Any correspondence addressed to the Board of Directors or to any one of the Company's Directors in care of the Company's offices will be forwarded to the addressee without review by management.

         It is the Company's expectation that all members of the Board of Directors attend the Annual Meeting of Stockholders. All members of the Company's Board of Directors were present at the Company's 2003 Annual Meeting of Stockholders, except for Dr. Oliver.

COMPENSATION OF DIRECTORS

         Each non-employee director receives $1,000 for each Board of Directors meeting attended and $500 for each committee meeting attended, provided such committee meeting was not on the same day as a Board of Directors meeting. Non-employee directors of the Company are eligible to receive stock options under the 2001 Stock Incentive Plan on terms approved by the Board of Directors. Pursuant to this provision, on January 1, 2003, Michael J. Endres, Thomas W. Huseby, William H. Largent, Curtis A. Loveland, Gerard B. Moersdorf, Sr., Richard W. Oliver and Alexander B. Trevor, each received an option to purchase 9,000 shares of common stock of the Company, exercisable on January 1, 2004, and at any time for a period of nine years from January 1, 2004, at a price of $3.03 per share. Further, on October 16, 2003, the Board granted John D. Riedel an option to purchase 2,250 shares of common stock of the Company, exercisable on January 1, 2004, and at any time for a period of nine years from January 1, 2004, at a price of $6.03 per share.

EXECUTIVE OFFICERS

         The executive officers of the Company are elected annually by the Board of Directors and serve at the pleasure of the Board. In addition to Gerard B. Moersdorf, Jr., Chairman, President and Chief Executive Officer, the following persons are executive officers of the Company.

         MICHAEL P. KEEGAN, age 36, has served as Executive Vice President and Chief Operating Officer since his election in February 2004. Prior to his recent election, Mr. Keegan served as Vice President, Chief Financial Officer and Treasurer of the Company from July 1999 to February 2004. Prior to joining the Company, Mr. Keegan served as Vice President, Corporate Controller of Orbital Sciences Corporation in Dulles, Virginia for five years. Prior to joining Orbital, Mr. Keegan was an accountant with KPMG LLP for five years.

         MATTHEW P. BRUENING, age 38, has served as Vice President of Sales since joining the Company in July 2001. Prior to joining the Company, Mr. Bruening served as Regional Vice President of Fiberlink Communications Corp., a virtual private networking (VPN) service company, from January 2001 to April 2001. Prior to joining Fiberlink, Mr. Bruening served as a Regional Vice President, VPN Sales of UUNET (and its predecessor, CompuServe Network Services), a WorldCom company that provides Internet communications solutions for business customers. Mr. Bruening was appointed Regional Vice President, VPN Sales of UUNET in June 1999 and served in several other sales and sales management roles during his nearly 13 year tenure.

         ANDREW J. DOSCH, age 36, has served as Vice President, Chief Financial Officer and Treasurer since his election in February 2004. Prior to his recent election, Mr. Dosch served as Controller of the Company from August 2001 to February 2004. Prior to joining the Company, Mr. Dosch was Controller for fourthchannel, inc. from June 2000 to July 2001. Prior to joining fourthchannel, Mr. Dosch was an accountant with KPMG LLP for ten years.

         THOMAS R. KUCHLER, age 37, has served as Vice President of Marketing since his election in December 2003. Prior to his election, Mr. Kuchler served as Director of Product Line Management of the Company from February 2002 to December 2003. Prior to joining the Company, Mr. Kuchler was Director of Strategic Marketing for Nortel Networks from July 2000 to February 2002. Prior to joining Nortel Networks, Mr. Kuchler was Director of Product Line Management for Spectrapoint Wireless, LLC. Mr. Kuchler also served as Product Line Manager at Bosch Telecom, Inc.

         ERIC W. LANGILLE, age 45, has served as Vice President of Operations and Services since his election in August 2002. Prior to his election, Mr. Langille served as Vice President of Operations of the Company from April 2001 to August 2002 and Director of Manufacturing of the Company from January 1995 to April 2001. Prior to joining the Company, Mr. Langille was Vice President of Manufacturing at Plexus Corporation, a leading contract manufacturing organization.

         JOHN F. PETRO, age 54, has served as Vice President of Engineering since joining the Company in May 2002. Prior to joining the Company, Dr. Petro served as Chief Technology Officer of Mobile Technology Group from November 2001 to March 2002, Vice President of Engineering at Bonita Software, Inc., a provider of client/server middleware for the wireless enterprise market from August 2000 to October 2001, and Vice President of Engineering for ReadyCom, Inc., a voice messaging company, from November 1997 to July 2000. Prior to joining ReadyCom, Dr. Petro spent three years as Director of ATM switch development for Fujitsu Network Communications and prior thereto was with Northern Telecom for 12 years. Dr. Petro has a Ph.D. degree in Mathematics from Temple University.

EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and the next four highest paid executive officers of the Company whose combined salary and bonus exceeded $100,000 for the year ended December 31, 2003.

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation
                               -------------------

          Name and            Fiscal                          Other Annual                  All Other
     Principal Position        Year      Salary      Bonus    Compensation    Options #   Compensation(1)
---------------------------   ------    --------    -------  -------------    ---------   ---------------
Gerard B. Moersdorf, Jr.(2)    2003     $301,154    $15,000       --           25,000         $ 6,000
Chairman, President and        2002     $301,154      --          --           25,000         $ 5,500
Chief Executive Officer        2001     $289,423      --          --           25,000         $ 5,100

Michael P. Keegan              2003     $168,123    $15,000       --           20,000         $ 5,018
Executive Vice President       2002     $165,635      --          --           20,000         $ 4,738
and Chief Operating Officer    2001     $165,000      --          --           20,000         $ 4,516

Matthew P. Bruening(3)         2003     $168,123    $10,000       --           20,000         $ 5,018
Vice President of              2002     $165,635      --          --           15,000         $ 5,500
Sales                          2001     $ 82,500    $33,000       --           50,000         $   381

Eric W. Langille               2003     $163,027    $15,000       --           20,000         $ 4,305
Vice President of              2002     $146,679      --          --           15,000         $ 4,835
Operations and Services        2001     $140,000    $15,000       --           15,000         $ 5,100

John F. Petro(4)               2003     $163,027    $15,000       --           20,000         $ 4,603
Vice President of              2002     $ 97,160      --        $ 25,241(5)    35,000         $ 2,850
Engineering

------------------------------------

(1) Represents the amount of the Company's match and earned profit sharing funded to the Company's 401(k) Plan and Trust.

(2) Mr. Moersdorf, Jr. resumed the offices of President and Chief Executive Officer as of August 14, 2002.

(3)      Mr. Bruening became Vice President of Sales of the Company as of July
         2, 2001.

(4) Dr. Petro became Vice President of Engineering of the Company as of May 20, 2002.

(5)      Represents relocation reimbursement paid to Dr. Petro in 2002.

EMPLOYMENT AGREEMENTS

         The Company entered into employment agreements with Mr. Moersdorf, Jr. on October 19, 2000, Mr. Keegan on February 23, 2004, Mr. Bruening on August 9, 2001, Mr. Langille on November 14, 2001, and Dr. Petro on May 20, 2002. The employment agreements are "at will" and, therefore, do not have a stated term.

         Each of these employment agreements provides for a minimum base salary, plus any increases in base compensation as may be authorized by the Board of Directors. The employment agreements also provide for each executive's continued participation in the Company's bonus plan, employee benefit programs and other benefits as described in the employment agreements.

         In the event of termination of employment (i) by reason of death or disability (as defined in the employment agreements); (ii) by the Company for cause (as defined in the employment agreements); or (iii) by the executive for any reason, the Company shall provide payment to the executive of the earned but unpaid portion of his base salary through the termination date.

         In the event of termination of employment by the Company without cause, the Company will pay to the executive (i) the earned but unpaid portion of his base salary through the termination date and (ii) base salary for an additional 12 months in the case of Mr. Moersdorf, Jr. and base salary for an additional six months in the case of Messrs. Keegan, Bruening, Langille and Petro.

         Under the employment agreements for Messrs. Moersdorf, Jr. and Keegan, the Company must pay severance benefits, under certain circumstances, in the event of a change in control (as defined in the employment agreements) of the Company. The employment agreements provide that if (i) the executive is terminated by the Company for any reason other than for cause (as defined in the employment agreements) following a change in control; (ii) the executive terminates his employment for good reason (as defined in the employment agreements) in the 12 month period following a change in control; or (iii) the executive terminates his employment for any reason in the 13th month following a change in control, then the Company must pay the earned but unpaid portion of his base salary, plus two times the executive's current annual compensation (as defined in the employment agreements). In addition, all of the executive's stock options and restricted stock awards shall become 100% vested (and thereafter be exercisable in accordance with such governing stock option or restricted stock agreements and plans), and the Company shall maintain certain fringe benefits as provided in the employment agreements.

         Under the employment agreements for Messrs. Bruening, Langille and Petro, the Company also must pay severance benefits, under certain circumstances, in the event of a change in control (as defined in the employment agreements) of the Company. The employment agreements provide that if (i) the executive is terminated by the Company for any reason other than for cause (as defined in the employment agreements) following a change in control; or (ii) the executive terminates his employment for good reason (as defined in the employment agreements) in the 12 month period following a change in control, then the Company must pay the earned but unpaid portion of his base salary, plus one times the executive's current annual compensation (as defined in the employment agreements). In addition, vesting of the executive's stock options and restricted stock awards shall accelerate by 24 months plus an additional 12 months for each year that the executive has been employed by the Company (and thereafter be exercisable in accordance with such governing stock option or restricted stock agreements and plans), and the Company shall maintain certain fringe benefits as provided in the employment agreements.

         The employment agreements also contain non-competition and non-solicitation covenants. These covenants, as described in the employment agreements, are effective during employment and for a period of 12 months following termination of employment.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides certain information regarding stock options granted during 2003 to each of the executive officers named in the Summary Compensation Table.

                                          Individual Grants
                            -----------------------------------------------             (f)
                                            (c)                                 Potential Realizable
                                        % of Total                             Value At Assumed Annual
                               (b)        Option        (d)                     Rates Of Stock Price
         (a)                 Option     Granted To   Exercise       (e)        Appreciation For Option
        Name                 Granted   Employees In    Price     Expiration          Term (1)
                               (#)     Fiscal Year    ($/Sh)        Date         5%($)        10%($)
------------------------    ---------  ------------  ---------   ----------     --------     ---------
Gerard B. Moersdorf, Jr.      25,000       6.4%        $3.03      01/01/13      $ 47,639     $ 120,726

Michael P. Keegan             20,000       5.1%        $3.03      01/01/13      $ 38,111     $  96,581

Matthew P. Bruening           20,000       5.1%        $3.03      01/01/13      $ 38,111     $  96,581

Eric W. Langille              20,000       5.1%        $3.03      01/01/13      $ 38,111     $  96,581

John F. Petro                 20,000       5.1%        $3.03      01/01/13      $ 38,111     $  96,581

--------------------------------------

(1) The amounts under the columns labeled "5%($)" and "10%($)" are included by the Company pursuant to certain rules promulgated by the Securities and Exchange Commission and are not intended to forecast future appreciation, if any, in the price of the Company's common stock. Such amounts are based on the assumption that the option holders hold the options granted for their full term. The actual value of the options will vary in accordance with the market price of the Company's common stock.

                     AGGREGATED OPTION EXERCISES AND FISCAL
                           YEAR-END OPTION VALUE TABLE

         The following table provides certain information regarding the value of stock options at December 31, 2003, held by the Company's executive officers named in the Summary Compensation Table.


                                                      NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                              Shares     VALUE      OPTIONS AT FISCAL YEAR END        FISCAL YEAR END ($)(1)
          NAME             Acquired on  REALIZED    ---------------------------   ---------------------------
                           Exercise (#)   ($)       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------------   -----------  --------    -----------   -------------   -----------   -------------
Gerard B. Moersdorf, Jr.       --          --         15,000         60,000       $     7,900   $     124,100

Michael P. Keegan              --          --         82,000         78,000       $    90,520   $     120,330

Matthew P. Bruening            --          --         23,000         62,000       $     4,740   $      92,960

Eric W. Langille               --          --         26,600         46,000       $    18,616   $      96,253

John F. Petro                  --          --          7,000         48,000       $    16,940   $     141,760

-------------------------------


(1) Represents the total gain which would have been realized if all in-the-money options held at fiscal year-end had been exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and per share fair market value at year-end. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

                      EQUITY COMPENSATION PLAN INFORMATION

         The table on the following page sets forth additional information as of December 31, 2003, concerning shares of the Company's common stock that may be issued upon the exercise of options and other rights under the Company's existing equity compensation plans and arrangements, divided between plans approved by the Company's stockholders and plans or arrangements not submitted to the Company's stockholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants and other rights.

                                                                                               NUMBER OF SECURITIES
                                                                                                REMAINING AVAILABLE
                                        NUMBER OF SECURITIES                                    FOR ISSUANCE UNDER
                                          TO BE ISSUED UPON           WEIGHTED-AVERAGE          EQUITY COMPENSATION
                                             EXERCISE OF              EXERCISE PRICE OF          PLANS (EXCLUDING
                                        OUTSTANDING OPTIONS,        OUTSTANDING OPTIONS,       SECURITIES REFLECTED
                                         WARRANTS AND RIGHTS         WARRANTS AND RIGHTS           IN COLUMN (a))
                                                 (a)                         (b)                        (c)
                                        -----------------------     --------------------      ---------------------
Equity compensation plans approved
by security holders (1)                       1,798,270             $               6.65            2,375,864

Equity compensation plans not
approved by security holders                      --                                  --                         --
                                        -----------------------     --------------------      ---------------------

Total                                         1,798,270             $               6.65            2,375,864
                                        =======================     ====================      =====================

------------------------

(1) Equity compensation plans approved by stockholders include the 2001 Stock Incentive Plan, the Amended and Restated 1996 Stock Option Plan and the Employee Stock Purchase Plan.

                           RELATED PARTY TRANSACTIONS

         Mr. Loveland, a director and Secretary of the Company, is a partner in the law firm of Porter, Wright, Morris & Arthur LLP, which firm serves as general counsel to the Company.

         The Company believes that the terms of the arrangement set forth above are no less favorable to the Company than a similar arrangement which might have been entered into with an unrelated party.

         The following Board Compensation Committee Report on Executive Compensation, Performance Graph and Board Audit Committee Report will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee has the authority and responsibility to determine and administer the Company's compensation policies, to establish the salaries and bonus award formulas of executive officers and to grant awards under the Company's 2001 Stock Incentive Plan and the Company's Amended and Restated 1996 Stock Option Plan. In general, compensation is designed to attract and retain qualified key executives, reward individual performance, align performance with Company goals and objectives, and enhance stockholder value.

         The Company has entered into employment contracts with each of the Company's executive officers. The base salaries under these employment contracts are subject to review by the Compensation Committee and may be increased periodically. In executive session without the Company's Chairman and Chief Executive Officer, Mr. Moersdorf, Jr., the Board of Directors voted to increase salaries for all executive officers except Mr. Moersdorf, Jr. by 4%, effective August 18, 2003. Prior to such increase and based on the telecommunications industry slowdown affecting the Company, base salaries for executive officers of the Company had not been increased since the year ended December 31, 2001.

         The 2003 Bonus Program (the "2003 Plan") was adopted by the Compensation Committee in December 2002. The bonuses for all executive officers were based 75% on financial objectives and 25% on management based objectives. The Company was required to meet both minimum sales and operating income targets for an executive officer to be eligible to receive the financial objective portion of his bonus. In addition, the Company's operating income for 2003 was required to be greater than $1,000,000 for an officer to be eligible to receive the management based objective portion of his bonus. No bonuses were paid to executive officers under the 2003 Plan. The Compensation Committee agreed, however, to the payment of a one-time bonus to executive officers as a result of the fulfillment of management based objectives, despite operating income of less than $1,000,000. As a result, Mr. Moersdorf, Jr. earned a $15,000 bonus in 2003.

         The Committee also awards stock options to executive officers to encourage share ownership and to give them a stake in the performance of the Company's stock. The specific number of stock options granted to individual executive officers is determined by the Committee's perception of relative contributions or anticipated contributions to overall corporate performance. Options to purchase 25,000 shares were granted to Mr. Moersdorf, Jr. during year 2003.

         The Budget Reconciliation Act of 1993 amended the Internal Revenue Code of 1986 to add Section 162(m) which bars a deduction to any publicly held corporation for compensation paid to a "covered employee" in excess of $1,000,000 per year. The Compensation Committee does not believe that this law will impact the Company because the current level of compensation for each of the Company's executive officers is well below the $1,000,000 salary limitation.

         Compensation Committee: Alexander B. Trevor (Chairman), Michael J. Endres and Richard W. Oliver

                                PERFORMANCE GRAPH

         The following graph compares the dollar change in the cumulative total return performance of the Company's common stock with that of the NASDAQ Stock Market - U.S. Index and the NASDAQ Telecommunications Index, both of which are published indexes. This comparison includes the period beginning December 31, 1998 through December 31, 2003. The Company's common stock is traded on the NASDAQ National Market under the symbol "AINN." The comparison of the cumulative total returns for each investment assumes that $100 was invested in the Company's common stock on December 31, 1998, and in the respective index on December 31, 1998, and that all dividends were reinvested.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
       AMONG APPLIED INNOVATION INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                    AND THE NASDAQ TELECOMMUNICATIONS INDEX

                              [PERFORMANCE GRAPH]



                                               Cumulative Total Return
                              -------------------------------------------------------
                              12/98     12/99     12/00     12/01     12/02     12/03
APPLIED INNOVATION INC.       100.00    241.83    249.11    180.36    88.15     195.78
NASDAQ STOCK MARKET (U.S.)    100.00    185.43    111.83     88.76    61.37      91.75
NASDAQ TELECOMMUNICATIONS     100.00    178.71     76.11     50.98    23.47      39.02

*$100 invested on 12/31/98 in stock or index-including reinvestment of dividends.
Fiscal year ending December 31.

                          BOARD AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors met seven times in 2003. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company and such other duties as directed by the Board. The full responsibilities of the Audit Committee are set forth in its written charter, as adopted by the Board of Directors.

         In fulfilling its responsibilities, the Audit Committee selected KPMG LLP as the Company's independent accountants. The Audit Committee also:

         - reviewed and discussed the audited financial statements with management;

         - discussed with KPMG LLP the matters required to be discussed by SAS 61, as may be modified and supplemented;

         - received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and discussed with the KPMG LLP its independence; and

         - after review and discussions referred to in the three paragraphs above, recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

         The Audit Committee provided guidance and oversight to the audit function of the Company including review of the organization, plans and results of this activity. Both the Chief Financial Officer and KPMG LLP were afforded the routine opportunity to meet privately with the Audit Committee and were encouraged to discuss any matters they desired. The Audit Committee also met with selected members of management and the independent accountants to review financial statements (including quarterly reports), discussing such matters as the quality of earnings; estimates, reserves and accruals; suitability of accounting principles; highly judgmental areas; and audit adjustments whether or not recorded.

         In addition, the Audit Committee considered the quality and adequacy of the Company's internal controls and the status of pending litigation, taxation matters and other areas of oversight to the financial reporting and audit process that the Audit Committee felt appropriate.

         Management has the responsibility for the preparation of the Company's consolidated financial statements and KPMG LLP has the responsibility for the examination of those consolidated financial statements. The Company's consolidated financial statements and the report of KPMG LLP are filed separately in the Annual Report on Form 10-K and should be read in conjunction with this letter and review of the financial statements.

         Based upon its work and the information received in the inquiries outlined above, the Audit Committee is satisfied that its responsibilities under the charter for the period ended December 31, 2003, were met and that the financial reporting and audit processes of the Company are functioning effectively.

         Audit Committee: Richard W. Oliver (Chairman), Thomas W. Huseby and Curtis A. Loveland

                              INDEPENDENT AUDITORS

         The Audit Committee of the Board of Directors has appointed KPMG LLP, independent accountants, as auditors for the Company for 2004. KPMG LLP has served as the independent auditors for the Company since 1993. The Audit Committee believes that the reappointment of KPMG LLP for 2004 is appropriate because of the firm's reputation, qualifications and experience. Representatives of KPMG LLP will be present at the meeting and will have an opportunity to make a statement if they desire to do so. Such representatives will be available to respond to appropriate questions.

                           INDEPENDENT ACCOUNTANT FEES

         The following table sets forth the aggregate fees billed to the Company for the years ended December 31, 2003 and 2002, by the Company's principal accounting firm, KPMG LLP.

                                          2003           2002
                                        ---------    -----------
Audit Fees                              $ 109,250    $    90,550
Audit-Related Fees                      $       0    $     3,300(1)
Tax Fees                                $  26,625(2) $    49,000(2)
All Other Fees                          $       0    $         0

-------------------

(1) Represents fees paid in connection with the issuance of a consent for a Company Registration Statement on Form S-8. The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

(2)      Includes fees for services related to tax compliance and tax planning.

         The Audit Committee is required to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor or other registered public accounting firm, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, that are approved by the Audit Committee prior to completion of the audit. No services were provided by KPMG LLP in 2003 that were approved by the Audit Committee under Securities and Exchange Commission Regulation S-X Section 2-01(c)(7)(i)(C) (which addresses certain services considered de minimus that are approved by the Audit Committee after such services have been performed and prior to completion of the audit).

                                  ANNUAL REPORT

         The Company's Annual Report to Stockholders for the year ended December 31, 2003, containing financial statements for such year and the signed opinion of KPMG LLP, independent accountants, with respect to such financial statements, is being sent to stockholders concurrently with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material and management does not intend to ask, suggest or solicit any action from the stockholders with respect to such report.

         A COPY OF THE COMPANY'S FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE TO STOCKHOLDERS UPON REQUEST TO: ANDREW J. DOSCH, VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER, APPLIED INNOVATION INC., 5800 INNOVATION DRIVE, DUBLIN, OHIO 43016, OR MAY BE OBTAINED ON-LINE FROM THE COMPANY'S WEBSITE AT WWW.APPLIEDINNOVATION.COM.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and greater than 10% stockholders, to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to the Company. Based on its review of such reports and written representations from reporting persons, the Company believes that all filing requirements were complied with during 2003, except for one late filing by Linda S. Moersdorf, a 10% stockholder of the Company, covering four different sale dates.

                         COST OF SOLICITATION OF PROXIES

         The cost of this solicitation will be paid by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may solicit proxies personally or by telephone. The Company may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and the Company may reimburse such persons for their expenses in doing so.

                              STOCKHOLDER PROPOSALS

         Each year the Board of Directors submits its nominations for election of directors at the Annual Meeting of Stockholders. Other proposals may be submitted by the Board of Directors or the stockholders for inclusion in the Proxy Statement for action at the Annual Meeting. Any proposal submitted by a stockholder for inclusion in the Proxy Statement for the Annual Meeting of Stockholders to be held in 2005 must be received by the Company (addressed to the attention of the Secretary) on or before November 19, 2004. Any stockholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at the Company's 2005 annual meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by the Company after February 2, 2005. To be submitted at the meeting, any such proposal must be a proper subject for stockholder action under the laws of the State of Delaware.

                                  OTHER MATTERS

         The only business which management intends to present at the meeting consists of the matters set forth in this statement. Management knows of no other matters to be brought before the meeting by any other person or group. If any other matter should properly come before the meeting, the proxy holders will vote thereon in their discretion.

         All proxies received duly executed will be voted. You are requested to sign and date the enclosed proxy and mail it promptly in the enclosed envelope. If you later desire to vote in person, you may revoke your proxy, either by written notice to the Company, Attention: Gerard B. Moersdorf, Jr., or in person at the meeting, without affecting any vote previously taken.

                               BY ORDER OF THE BOARD OF DIRECTORS

                               GERARD B. MOERSDORF, JR.
                               CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

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                                                                      APPENDIX A

                             APPLIED INNOVATION INC.

                              AMENDED AND RESTATED
                             AUDIT COMMITTEE CHARTER

                         As adopted on February 5, 2004
                        To be effective on April 22, 2004

PURPOSE

         The purpose of the Audit Committee (the "Committee") of the Board of Directors of Applied Innovation Inc. (the "Company") is to oversee the accounting and financial reporting processes and the audits of the financial statements of the Company.

RESPONSIBILITIES

         In its capacity as a committee of the Board, the Committee will be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged, including resolution of disagreements between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the Committee.

         The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor or other registered public accounting firm, subject to the de minimus exceptions for non-audit services described in
Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 (the "Exchange Act") that are approved by the Audit Committee prior to completion of the audit.

         The Committee is also appointed by the Board to assist the Board in, among other things:

         1. monitoring the integrity of the financial statements of the Company;

         2. requiring that the independent auditor submits on a periodic basis, but at least annually, to the Committee a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the Board take, appropriate action to oversee the independence of the auditor;

         3.       establishing procedures for:

                  a. the receipt, retention, and treatment of complaints by the listed issuer regarding accounting, internal accounting controls or auditing matters, and

                  b. the confidential, anonymous submission by employees of the listed issuer of concerns regarding questionable accounting or auditing matters;

         4. making such reports as are required by the Securities and Exchange Commission (the "SEC");

         5.       reviewing and approving all related party transactions; and

         6. reviewing and assessing the adequacy of this charter, at least annually.

COMPOSITION

         The Audit Committee shall consist of at least three Directors, each of whom must:

         1.       be independent under Rule 4200(a)(15);

         2. meet the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act and the Rule 10A-3(b)(1) promulgated thereunder;

         3. not have participated in the preparation of the financial statements of the Company or any subsidiary of the Company at any time during the past three years; and

         4. be able to read and understand financial statements, including a company's balance sheet, income statement and cash flow statement.

         The members of the Committee shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee and shall serve until their successors are appointed and qualified. Committee members may be replaced by the Board. If a Committee Chair is not designated or present, the members of the Committee may designate a Chair by a majority vote of the Committee membership. At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, at least one member must be a financial expert as defined by Regulation S-K, Item 401(h)(2).

         The Committee may form and delegate authority to subcommittees consisting of one or more members of the Committee when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittees to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

MEETINGS

         The Committee shall meet four times per year or more frequently as circumstances require. The Committee may require any officer or employee of the Company or the Company's inside or outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee shall keep written minutes of its meetings (which may, if needed to protect privilege, be confidential), and make regular reports to the Board. The Committee may not, however, knowingly cause the Company's counsel to make any disclosure in a manner that would cause a loss of the attorney-client privilege or a waiver of the work product doctrine.

AUTHORITY

         The Committee shall have all authority necessary to carry out its responsibilities, function and processes under this charter. The Committee shall also have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

         The Company will provide appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of:

         1. compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

         2. compensation to any advisers employed by the Committee pursuant to authority granted by this charter; and

         3. ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

PROCESSES AND FUNCTIONS

         In fulfilling its responsibilities and in the exercise of its authority, the Committee shall also:

         QUARTERLY

         1. Review with management and the independent auditor the financial statement review completed by the independent auditor prior to the release of quarterly earnings.

         2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Quarterly Report on Form 10-Q with the SEC, including issues concerning significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management.

         3. Meet with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

         4. Review disclosures made to the Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and/or Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal control.

         ANNUALLY

         1. Review and discuss the Company's annual audited financial statements with management and the independent auditor, including disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations, and approve or recommend to the Board for approval whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

         2. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

         3. Discuss with the independent auditor the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, Communications With Audit Committees, as amended ("SAS 61"), relating to the conduct of the audit.

         4. Review and discuss reports from the independent auditors submitted to the Committee under Section 10A(k) of the Exchange Act, which reports shall include:

                  a. all critical accounting policies and practices to be used;

                  b. all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the issuer, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm; and

                  c. other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

         5. Prepare and review the Audit Committee Report, for inclusion in the Company's annual proxy statement. The Audit Committee Report shall state whether the Audit Committee has:

                  a. reviewed and discussed the audited consolidated financial statements with management;

                  b. discussed with the independent auditor the matters required to be discussed by SAS 61, as amended;

                  c. received the written disclosures and statement from the independent auditor required by Independence Standards Board Standard 1, as amended, and has discussed with the auditor the independence of the auditor; and

                  d. recommended to the Board of Directors, based on the Committee's review and discussion of items a. through
                           c. above, that the Company's consolidated financial statements be included in the Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

         6. Provide the Board with such individual information and assurances as are reasonably necessary to assure that each member is an independent director.

         7. Review with the Company's inside general counsel (if applicable) and principal outside counsel those legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

         8. Meet with the independent auditor and management of the Company prior to the conduct of the annual financial statement audit to review the planning and staffing of the audit.

         9. Review with the outside auditor any problems or difficulties the auditor may have encountered during the course of the audit. Such review should include:

                  a. any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information;

                  b. any changes required in the planned scope of any audit; and

                  c. an assessment of the accounting function, including the internal audit department, if one exists, and its and their responsibilities, budget and staffing.

         10. Review any management letter provided by the outside auditor and the Company's response to that letter.

         11. Establish policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

         12. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

         13. Obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

         14. Review such other matters in relation to the financial affairs of the Company and its internal and external audits as the Board of Directors or the Committee considers appropriate.

         15. Meet at least annually with the chief financial officer, any senior internal auditing executive and the outside auditor in separate executive sessions.

         16. Review and reassess the adequacy of this Committee's charter on an annual basis and recommend proposed changes to the Board of Directors for approval.

         While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

                            APPLIED INNOVATION INC.
                    5800 INNOVATION DRIVE, DUBLIN, OHIO 43016
              -----------------------------------------------------
           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS -- APRIL 22, 2004

         The undersigned hereby appoints GERARD B. MOERSDORF, JR. and CURTIS A. LOVELAND, or either of them acting alone, my attorneys and proxies, with full power of substitution to each, to vote all shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of said corporation to be held on April 22, 2004, at 9:00 a.m., local time, at the Company's offices located at 5800 Innovation Drive, Dublin, Ohio 43016, and at any adjournment thereof, with all of the powers I would have if personally present, for the following purposes:

1.       ELECTION OF CLASS II DIRECTORS

                  [] FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary).

                  [] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES BELOW.

                                     THOMAS W. HUSEBY - CURTIS A. LOVELAND

                  (INSTRUCTIONS: Do not check "WITHHOLD AUTHORITY" to vote for only a certain individual nominee. To withhold authority to vote for any individual nominee, strike a line through the nominee's name and check "FOR").

2. TO TRANSACT such other business as may properly come before the meeting and any adjournment thereof.

The undersigned gives unto said attorneys and proxies, or substitutes, full power and authority to do whatsoever in their opinion may be necessary or proper to be done in the exercise of the power hereby conferred, including the right to vote for any adjournment, hereby ratifying all that said attorneys and proxies, or substitutes, may lawfully do or cause to be done by virtue hereof. Either of said attorneys and proxies, or substitutes, who shall be present and shall act at the meeting shall have and may exercise all the powers of said attorneys and proxies hereunder.

         THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

         The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders, dated March 19, 2004, the Proxy Statement and the Annual Report of the company furnished therewith. Any proxy heretofore given to vote said shares is hereby revoked.

         Please sign and date this Proxy below and return in the enclosed envelope.

                                        Dated_____________________________, 2004

                                        Signature_______________________________

                                        Signature_______________________________

SIGNATURE(S) SHALL AGREE WITH THE NAME(S) PRINTED ON THIS PROXY. IF SHARES ARE REGISTERED IN TWO NAMES, BOTH STOCKHOLDERS SHOULD SIGN THIS PROXY. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS